AMERICAN PERFORMANCE FUNDS
Supplement dated July 3, 2008
to the following Prospectuses, each dated January 1, 2008, as amended:
Bond Funds
Equity Funds
Money Market Funds — Administrative Shares
Money Market Funds — Institutional Shares
Money Market Funds — Select Shares
Money Market Funds — Service Shares
     AXIA Investment Management, Inc., the American Performance Funds’ investment adviser and administrator changed its name to “Cavanal Hill Investment Management, Inc.” on June 18, 2008. All references to “AXIA Investment Management” in the Prospectuses are hereby replaced with “Cavanal Hill Investment Management.”